Exhibit 99.2

 BSVN  Q4 and Year End 2022  EARNINGS RELEASE  January 26, 2023

 1  BSVN – Corporate Overview  Dollars in thousands, all data as of December 31, 2022, unless indicated otherwise  (1) Core loans is a non-GAAP financial measure and is defined as total loans less PPP loans of $2.6, $2.6, and $18.7 million for December 31, 2022, September 30, 2022, and December 30,2021, respectively  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States  Disciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low loan losses  Experienced and talented bankers focused on high-touch personalized service, targeting entrepreneurs and their commercial banking needs  Positioned in dynamic markets, with a commercial banking emphasis delivering services via a branch-lite model  Continued focus on organic growth in our geographic footprint, while pursuing strategic acquisitions  Shareholder alignment due to 58% insider ownership

 2  BSVN – Record Year   Dollars in thousands, all data as of December 31,2022, unless indicated otherwise  (1) Core loans is a non-GAAP financial measure and is defined as total loans less PPP loans of $14.2, $9.9, $2.6, $2.6, and $18.7 million for March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, and December 30,2021, respectively  (2) Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric   How this was accomplished:  Record earnings, while also increasing ALLL  No share repurchases – EPS growth a function of strong earnings  Record organic loan growth  Disciplined loan and deposit pricing  Virtually no NCOs  Seamless integration of Watonga Bancshares and retention of core deposits   Achieved new records in PPE, net income and EPS

 3  Q4 Overview  Dollars in thousands, all data as of December 31,2022, unless indicated otherwise  Net Interest Margin Consistency  Net interest margin, excluding loan fee income, increased 27 bps or 5.87% in Q4 – attributable to strong loan growth, disciplined loan pricing, and our asset sensitive balance sheet  Continued success in capturing non-interest bearing relationship deposits, further enhancing our strong balance sheet liquidity   Sound Capital Management  Record PPE, Net Income, and EPS   Capital ratios remain strong in spite of our all-cash acquisition in 2021, the increase to our cash dividend, and strong organic balance sheet growth   33% increase in our dividend, the 3rd consecutive yearly increase  Tier 1 Leverage: 9.19%   Risk Based Capital: 12.41%  Driven by continued strong organic loan growth and disciplined loan pricing  EPS results were achieved through core earnings with no share repurchases

 4  Exceptional Capital & EPS Growth  Tangible Book Value Per Share  Dollars are in thousands, except for per share data   Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  CAGR since 2018: 17.2%  Diluted Earnings Per Share  (1)  Pro Forma  4.6% increase  Consistently strong earnings increased TBV despite three factors:  $0.85 per share paid for an all-cash acquisition in Q4 2021  $0.99 per share AOCI unrealized loss from investments  $1.98 per share paid in cash dividends  $ 0.81  Record EPS:  $0.91 for Q4, a 4.60% increase from Q3   $3.22 for 2022, a 26.27% increase from 2021  No share repurchases in 2022  26.3% increase

 2.51%  Pro Forma  Pro Forma  Reliable Top Performer  Return on Average Assets (1)(2)  Return on Average Tangible Common Equity (1) (2)  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and December 31, 2022  Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods   Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics  Efficiency Ratio (2)  ROATCE of 23.93% for 2022, an 18.83% increase compared to 2021  As expected, the Q4 2021 acquisition of Watonga Bancshares caused a temporary decline in ROAA and a slight increase in our efficiency ratio; however, by year-end both metrics had returned to historical ranges  5  38.3%  20.9%  Pro Forma  5 year average: 22.1%  5 year average: 2.3%  5 year average: 37.5%

 6  Income Statement as a Percentage of Average Assets  Dollars are in thousands  Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (151 banks); Source: S&P Global Market Intelligence.  Excludes one-time, non-cash executive stock transfer compensation expense of $11.8 million.  As of Q3 2022, the latest data available.   PPE to Average Assets vs Peers  (3)

 Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended September 30, and December 31, 2022  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Pro Forma noninterest expense to average assets in a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  24.9% increase YoY  Strength in Core Earnings  PPE  7  $26.8  Pro Forma  Record PPE of $43.85 million, an increase of $8.76 million or 24.97% compared to 2021  Strong PPE growth was driven by:  Loan growth (Q1-Q4)  Disciplined pricing (Q1-Q4)  Rising rates and an asset sensitive balance sheet (Q3-Q4)  We scale and achieve maximum productivity by:  Utilizing a branch-lite model  Hiring fewer but better FTEs  Operating an efficient delivery system and a strict adherence to process  Maximizing Our Employee Base(2)   3.56%  Actual  Pro Forma  (1)  (1)

 CAGR Since 2014: 16.1%  8  Total Assets  Strategic Growth in Dynamic Markets  2015  LPO opened in Irving, TX  2019  LPO opened in Tulsa, OK, full service branch opened in Frisco, TX  2020  Full service branch opened in Tulsa, OK   2017  Full service branch opened in Irving, TX  2014  Kansas acquisition  2018  Completed IPO  2021  Oklahoma acquisition  Dollars are in millions

 CAGR since 2018: 20.6%  Loan Portfolio Trends – Selected Categories  9  Broad & Deep Loan Growth  Dollars are in millions

 CAGR since 2018: 20.6%  10  Historical Deposit Growth  Deposit Growth & Composition  YoY total deposits increased $211.8 million or 17.40%   Proven ability to grow demand deposits the right way, in core and non-interest bearing accounts  Deposit Composition  Dollars are in millions

 Consistent Net Interest Margin  Financial data is as of or for the three months ended September 30 and December 31, 2022 and as of or for the twelve months ended of each respective year  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  Net interest margin continued to show strength due to strong loan growth, disciplined commercial bankers, and to a lesser extent, our asset sensitive balance sheet   11

 Loan Portfolio Distribution  Dollars are in millions. Data as of December 31, 2022  12

 13  Net Charge-Offs to Average Loans  Low historical charge-offs due to:  Disciplined approach to lending  Geographic footprint in high growth metros with thriving economies (OK and TX)  Management team with long history of making loans with low historical loss levels  Tenured lending staff with over 90% of loan balances generated by lending professionals that have worked with the executive team for > 5 years and 64% of balances from team members with > 10 years common experience

 Hospitality Loan Portfolio Detail  14  Hotel Portfolio by Class  No historical NCOs in the hospitality segment  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession   Geographically concentrated in TX (87%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Hotel Portfolio by Location  Dollars are in millions, data as of December 31, 2022

 15  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in thousands  The above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind  DFAST = Dodd-Frank Act Stress Test  Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum  Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months   Trailing twelve months PPE of $43.8 million extrapolated over two years  Earnings-driven Capital Shock-absorption

 Appendix

 17  Bank7 Corp. Financials  Net income and earnings per share are tax adjusted as if the Company were a C Corporation at the estimated tax rates for the respective tax periods; EPS calculation is based on diluted shares and combined federal and state effective tax rate for the three months ended December 31, September 30, June 30, and March 31, 2022 of 26.2, 22.7%, 24.5%, and 24.5%, respectively  Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 21 of this presentation

 18  Bank7 Corp. Performance Ratios  Return on average assets and shareholder’s equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods  Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income     Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric  Ratios are based on Bank level financial information rather than consolidated information. At December 31, 2022, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 9.19%, 11.25%, and 12.41% respectively for the Company  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 21 of this presentation

 19  Non-GAAP Reconciliations

 Investment Portfolio  Available-for-Sale Securities Portfolio  Dollars are in millions.  All of our mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $173 million as of December 31, 2022  20  Weighted Average Duration : 2.9 Years  Book Yield: 1.69%  (1)

 21  2019 Pro Forma Net Income Reconciliation   On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 22  Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.     Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.     This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.